Trover™
Solutions, Inc.

Results of 1st Quarter 2003
April 30, 2003

Safe Harbor Statement

This presentation contains written and oral statements that constitute "Forward-looking Statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include the intent, belief or current expectations of the Company and members of its management team, current operating trends and the Company's future financial performance and operating results, as well as the assumptions on which such statements are based. Prospective investors are cautioned that the forward-looking statements contained in this presentation are not guarantees of future performance and involve risks and uncertainties, and that the actual results may differ materially from those contemplated by such forward-looking statements. Important factors that could cause actual results to differ materially from those contemplated in this presentation include, but are not limited to, the Company's lack of operating history in the property and casualty market, the ability of the Company to replicate the recoveries and gross margins achieved in the healthcare subrogation market in the property and casualty market, the ability of the Company to successfully implement its sales and marketing strategy, product development strategy, operating strategy and acquisition strategy, the effects of, the risks in managing and replacing, the loss of business from its largest client, the Company's ability to manage growth, changes in laws and government regulations applicable to the Company, changes in historical relationships among such key operating indicators as lives sold, lives installed, backlog and throughput and in the predictive value of these indicators with respect to certain aspects of the Company's financial results and all the risks inherent in the development and implementation of a new product or service. Additional factors that could cause actual results to differ materially from those contemplated in this presentation can be found in the Company's Safe Harbor Compliance Statement included as Exhibit 99.1 to its Annual Report on Form 10-K for the year ended December 31, 2002.

EBITDA & Cash Flow from Operations per Diluted Share – Consolidated


$0.75
$0.50
$0.25
$0.00
$0.40
$0.41
$0.17
$0.35
Q1 '03
Q1 '02
Q1 '03
Q1 '02
EBITDA per diluted share
Cash flow from operations per diluted share

Trover
Solutions, Inc.

Trover™

Solutions, Inc.

Segment Results & Guidance
1st Quarter 2003

Healthcare Recovery Services - Segment Revenue & Pretax Income


20000
15000
10000
5000
0
$16,107
$17,402
$6,767
$7,183
Q1 '03
Q1 '02
Q1 '03
Q1 '02
Healthcare Recovery Services - Revenue
Healthcare Recovery Services - Pretax Income

Trover Solutions, Inc.

Healthcare Recovery Services: New Sales in Q1 2003

- Low output - 142,000 lives
- Rebuilding pipelines:
  - December 2002 = 6.5M lives sold
  - Focus on large / good fit prospects
- Revamped sales incentive plan
- Initiated market assessment

Healthcare Recovery Services: Q1 2003 Sales Pipeline

(Lives in thousands)

	Prospects		Average
Outsource:	#	Lives	Size
CIN	6	6,670	1,111
DIP	11	11,020	1,002
Troveris:			
Active	24	35,550	1,481

Trover Solutions, Inc.

Healthcare Recovery Services: Q1 2003 Pipeline Characteristics

- Good balance among products
- Leading with "product of greatest interest"
- Increased BCBS representation
- Pricing at acceptable levels

Healthcare Recovery Services: Updated 2003 Guidance

(in millions)

	Updated Guidance
Revenues	\$64.7 - \$66.2
Pretax income	\$27.1 - \$27.7

TransPaC Segment: Results for Q1 2003

(in thousands)

	Q1 '03	Q1 '02
Segment revenues	$ 229	$ 67
Pretax loss	$(242)	$(301)

TransPaC Segment: Pipeline

- **Contracts signed:**
  - 4 new contracts in 1st Quarter
  - 30 contracts total

TransPaC Segment: Updated 2003 Guidance

(in millions)

	Updated Guidance
Recoveries	$6.5 - $8.5
Revenues	$1.5 - $2.0
Pretax loss	($0.6) - ($0.2)

Trover Solutions, Inc.

Troveris Segment:
Results for Q1 2003

(in thousands)

	Q1 '03	Q1 '02
Segment revenues	$ 313	$ 115
Pretax loss	$ (263)	$ (189)

Trover Solutions, Inc.

Troveris Segment: Updated 2002 Guidance

(in millions)

	Updated Guidance		
Revenues	$2.0	-	$2.4
Pretax (loss)/income	($0.2)	-	$0.1

Trover™

Solutions, Inc.

Updated Revenue & EPS Guidance

Trover Solutions: Updated 2003 Revenues & EPS Guidance

(in millions, except per share data)

2003 Revenues:	**$66.3 to $68.7**
EPS:	
• Q1 (actual)	$0.17
• Q2	$0.19 ±
• Q3	$0.19 ±
• Q4	$0.20 ±
• For the year	$0.72 - $0.79

Trover Solutions, Inc.

Trover™

Solutions, Inc.